UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund

Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Alison Baur

Franklin Templeton

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: August 31

Date of reporting period: August 31, 2025

ITEM 1.	REPORT TO STOCKHOLDERS.

(a) The Report to Shareholders is filed herewith

Annual Report
Templeton Emerging
Markets Fund
August 31, 2025
Not FDIC Insured No Bank Guarantee May Lose Value

Managed Distribution Policy : Effective March 1, 2025, the Fund has implemented a managed distribution plan whereby the
Fund will distribute a level distribution amount to shareholders. The Fund intends to make quarterly distributions to shareholders at the fixed rate of $0.22 per share. Management will generally distribute amounts necessary to satisfy the Fund's plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a consistent distribution each quarter and is intended to narrow the discount between the market price and the
NAV of the Fund's shares, but there is no assurance that the plan will be successful in doing so.
Under the managed distribution plan, to the extent that sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund's investment performance from the amount of the Fund's distributions or from the terms of the
Fund's managed distribution plan.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the fixed rate to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.
Please see the "Important Information to Shareholders" section for additional information.

franklintempleton.com
Semiannual Report

Contents
Fund Overview 2
Performance Summary 6
Financial Highlights and Schedule of Investments 9
Financial Statements 14
Notes to Financial Statements 17
Report of Independent Registered
Public Accounting Firm 26
Tax Information 27
Important Information to Shareholders 28
Annual Meeting of Shareholders 36
Dividend Reinvestment and Cash Purchase Plan 37
Board Members and Officers 39
Shareholder Information 44
Visit franklintempleton.com for fund updates, to
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planning tools.

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Annual Report
Templeton Emerging Markets Fund
Dear Shareholder,
This annual report for Templeton Emerging Markets Fund
covers the fiscal year ended August 31, 2025.
Fund Overview
Q. What is the Fund's investment strategy?
A. The Fund seeks long-term capital appreciation by
investing, under normal market conditions, at least 80%
of its net assets in emerging country equity securities.
Our investment strategy employs a fundamental, value-
oriented, long-term approach. We focus on the market price
of a company’s securities relative to our evaluation of the
company’s long-term earnings, asset value and cash flow
potential. As we look for investments, we focus on specific
companies and undertake in-depth research to construct an
action list from which we make our buy decisions. Before
we make a purchase, we look at the company’s potential
for earnings and growth over a five-year horizon. During
our analysis, we also consider the company’s position in its sector, the economic framework and political environment.
Q. What were the overall market conditions during the
Fund's reporting period?
A. Emerging market (EM) equities rose despite a challenging
macroeconomic environment. Several macroeconomic
themes were mainstay during the period.
U.S. tariffs featured heavily. The negotiation process
between the U.S. and other countries saw several
unexpected turns. Trade policy tensions thawed between the
U.S and China, marking a tariff reprieve. This had occurred
sooner than expected. Where most countries experienced
lower tariff rates as they embarked on negotiations with the
U.S., India, Mexico and Brazil saw a sudden increase in
U.S. levies. U.S. tariffs on India doubled to 50%. While Latin
America had previously been relatively insulated from U.S.
tariffs compared to other regions, several countries in the
region have since faced higher adjusted U.S. tariffs on their imports. U.S. tariffs on selected Brazilian goods now stand
at 50%—a large jump from the 10% set in April 2025—and
certain Mexican goods are now subject to a 25% US tariff
rate. The uncertainty and frequency of policy changes have
led to significant market volatility. The U.S. approach towards the rest of the world and policy uncertainty has also put in question U.S. exceptionalism, which has had some impact
on flows and the strength of the U.S. dollar.
However, despite the looming threat of tariffs, semiconductor companies lodged in the artificial intelligence (AI) supply
chain kept up with positive outlooks. While alluding to
the uncertainties from tariffs, several Taiwan-based
semiconductor and related firms expressed confidence in
the growth trajectory of AI, leading to an improved business outlook. AI continued to see rapid progress; multiple new
models have been released in 2025 alone. Corporations
across sectors have started to use AI models in some form,
although these are still in initial stages. Investments in AI and related developments have been key drivers for markets.
Geopolitical issues—major ones include Russia-Ukraine,
Middle East and U.S.-China relations—have continued
market volatility. This has also affected commodity prices.
Q. How did we respond to these changing market
conditions?
A. Our investment strategy employs a bottom-up, research-
driven approach focused on identifying long-term earnings
power at a discount to intrinsic value. Our portfolio
construction process seeks to build a research-driven,
high-conviction portfolio that is primarily driven by company specific factors and focused on the long term.
We remained overweight in the semiconductor sector, which
should continue to be a key beneficiary of investments in AI.
While uncertainty on U.S. tariffs remains, its direct impact on the portfolio holdings is limited, and most of the companies in the portfolio are industry leaders which we believe should allow them to alleviate the impact by passing on the extra
cost to the supply chain and customers.
Performance Overview
The Fund posted cumulative total returns of +28.30% based
on market price and +24.27% based on net asset value
for the 12 months under review. The Fund’s benchmark,
the MSCI Emerging Markets (EM) Index-NR, designed to
measure the equity market performance of global emerging
markets, posted a +16.80% cumulative total return for
the same period.
1
You can find the Fund’s long-term
performance data in the Performance Summary on page 6 .
Effective March 1, 2025, the Fund has implemented a
managed distribution plan whereby the Fund will distribute a level distribution amount to shareholders. The Fund intends
to make quarterly distributions to shareholders at the fixed
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Return (NR) reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding.
Important data provider notices and terms available at www.franklintempletondatasources.com.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI).
The SOI begins on page 10 .

Templeton Emerging Markets Fund

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Annual Report
rate of $0.22 per share. Management will generally distribute amounts necessary to satisfy the Fund’s plan and the
requirements prescribed by excise tax rules and Subchapter
M of the Internal Revenue Code. The plan is intended to
provide shareholders with a consistent distribution each
quarter and is intended to narrow the discount between the
market price and the NAV of the Fund’s shares, but there
is no assurance that the plan will be successful in doing
so. The Fund sends a Form 1099-DIV to shareholders
each calendar year describing how to report the Fund's
distributions for federal income tax purposes. A portion of the
Fund distribution to shareholders may be a return of capital.
A return of capital may occur, for example, when some or
all of the money that a shareholder invested in a Fund is
paid back to them. A return of capital distribution does not necessarily reflect the Fund’s investment performance and
should not be confused with “yield” or “income”. The Fund
sends a Form 1099-DIV to shareholders each calendar year
describing how to report the Fund’s distributions for federal income tax purposes. Please see “Important Information to
Shareholders” section for additional information.
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Q. What were the leading contributors to performance?
A. Key contributors to the Fund’s absolute performance
included Taiwan Semiconductor Manufacturing Company
(TSMC), Prosus and Alibaba.
TSMC is the world’s largest semiconductor foundry
company. Its chips are used in a wide variety of solutions,
including personal computers, automotive and industrial
equipment, and phones. Strong monthly numbers, quarterly
results and continued optimism about demand from AI
Geographic Composition
8/31/25
% of Total
Net Assets
Asia 78.6%
Latin America & Caribbean 12.3%
Middle East & Africa 3.5%
North America 2.7%
Europe 1.5%
Short-Term Investments & Other Net Assets 1.4%
Top 10 Countries*
8/31/25
a
% of Total
Net Assets
a a
China 24.4%
Taiwan 20.2%
South Korea 17.5%
India 10.9%
Brazil 8.2%
Mexico 2.7%
United States 2.7%
Thailand 2.7%
South Africa 2.3%
Hong Kong 1.9%
*
Does not include cash and cash equivalents.
Top 10 Holdings
8/31/25
Company
Industry , Country
% of Total
Net Assets
a aa
Taiwan Semiconductor Manufacturing Co. Ltd. 13.4%
Semiconductors & Semiconductor Equipment,
Taiwan
Prosus NV 5.4%
Broadline Retail, China
SK Hynix, Inc. 4.3%
Semiconductors & Semiconductor Equipment,
South Korea
ICICI Bank Ltd. 3.8%
Banks, India
Samsung Electronics Co. Ltd. 3.5%
Technology Hardware, Storage & Peripherals,
South Korea
Tencent Holdings Ltd. 3.2%
Interactive Media & Services, China
Alibaba Group Holding Ltd. 3.0%
Broadline Retail, China
MediaTek, Inc. 2.6%
Semiconductors & Semiconductor Equipment,
Taiwan
Grupo Financiero Banorte SAB de CV 2.6%
Banks, Mexico
Hon Hai Precision Industry Co. Ltd. 2.3%
Electronic Equipment, Instruments &
Components, Taiwan

Templeton Emerging Markets Fund

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Annual Report
applications, along with continued momentum for Asian
semiconductor stocks due to AI and a spillover in positive
sentiment of its customer NVIDIA (not a portfolio holding),
sent its stock higher.
Prosus is a leading global investment company and
the largest shareholder of Tencent Holdings, a Chinese
technology company. The company also has ownership in
multiple food delivery platforms. Prosus’ share price tracked
Tencent’s stock, which rose on the company’s release of
its earnings results for several quarters, a slew of stimulus measures in China and investor enthusiasm for China’s
technology companies after breakthroughs in China’s AI
capabilities. Regular buybacks also aided performance
of Prosus during the period. Prosus’ share price was also
supported by its own better-than-expected results and a
positive outlook for the non-Tencent businesses.
Alibaba Group Holding is a Chinese e-commerce company
that provides brands and merchants with the infrastructure
to acquire and sell to customers online. Alibaba’s share price rose initially on expectations of its inclusion in Hong Kong
Stock Connect in late 2024, and that the company’s new
strategy to charge merchant service fees could potentially
boost its revenue. Aided by China’s stimulus measures to
boost the country’s economy and equity market, Alibaba’s
strong December 2024 quarter results announcement along
with the company’s optimism and commitment to invest in AI
boosted its share price returns. An increase in competitive
intensity in on-demand services led to some volatility,
however, strong operating metrics for its June 2025 quarter
results sent its share price higher.
At a sector level, financials, information technology (IT) and consumer discretionary were the top contributors to absolute performance. Marketwise, China, Taiwan and South Korea
were leading contributors on an absolute basis.
Q. What were the leading detractors from performance?
A. During the 12 months under review, key detractors
from the Fund’s absolute performance included Samsung
Electronics, Samsung SDI and Infosys.
Samsung Electronics is one of the largest memory
semiconductor manufacturers in the world. It also
manufactures a wide range of consumer and industrial
electronics and equipment. The company has reported tepid
results, impacted by a low share in the high-margin and fast-
growing high-bandwidth memory business. In our view, the
company seems to have lost its technological leadership in
the memory segment and is going through a difficult phase.
South Korea-based Samsung SDI is a leading manufacturer
of lithium-ion batteries for electric vehicles, energy storage, power tools and IT products. Utilization of its key plants
were impacted by weak demand as well as loss of market
share with its key clients. Fundamentals have deteriorated
significantly, and the company’s share price has reacted
accordingly. The near term looks challenging, and
meaningful recovery in earnings will take time. The company
is scaling up capacity in the U.S., which we believe should
be a beneficiary of the U.S. Inflation Reduction Act benefits.
The company also owns a meaningful stake in Samsung
Display, a manufacturer of organic light emitting diode
(OLED) panels, and any monetization there should help to
crystallize some value, in our view.
Infosys is an India-based technology services provider of
end-to-end business solutions such as IT consulting and
software services. Its share price fell alongside other Indian
IT outsourcing stocks over concerns of a slowdown in
discretionary IT spending by its U.S. clients.
The energy sector was the largest absolute detractor at the
sector level. By country, the Philippines detracted marginally.
Q. Were there any significant changes to the Fund
during the reporting period?
A. We did not make any significant changes to the Fund’s
investment process over the reporting period. As always,
changes in the portfolio’s positions and country/sector
weights are the result of our bottom-up stock selection
process, rather than any macro themes.
In the past 12 months, we increased the Fund’s holdings
in Brazil, Mexico and the United Arab Emirates as we
continued to identify companies with long-term earnings
power trading at a discount to their intrinsic worth. In terms of sectors, additions were made in industrials, real estate
and utilities.
In contrast, the Fund reduced its investments in China/Hong
Kong, India and South Korea in favor of opportunities that
we found more compelling. Sectors which experienced the
largest sales were communication services, financials and
materials.

Templeton Emerging Markets Fund

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Annual Report
Thank you for your continued participation in Templeton
Emerging Markets Fund. We look forward to serving your
future investment needs.
Sincerely,
Chetan Sehgal, CFA
Andrew Ness, ASIP
Portfolio Management Team
The foregoing information reflects our analysis, opinions
and portfolio holdings as of August 31, 2025, the end of
the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
CFA
®
is a trademark owned by CFA Institute.
ASIP stands for Associate of the United Kingdom Society for Investment Professionals (now CFA Society of the United Kingdom).

Performance Summary as of August 31, 2025
Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 8/31/25
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Cumulative Total Return
2
Average Annual Total Return
2
Based on
NAV
3
Based on
market price
4
Based on
NAV
3
Based on
market price
4
1-Year +24.27% +28.30% +24.27% +28.30%
5-Year +31.92% +37.94% +5.70% +6.64%
10-Year +133.79% +155.54% +8.86% +9.84%
See page 8 for Performance Summary footnotes.

Templeton Emerging Markets Fund
Performance Summary

franklintempleton.com
Annual Report
See page 8 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
8/31/15–8/31/25

Templeton Emerging Markets Fund
Performance Summary

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Annual Report
Share Prices
Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results.
All investments involve risks, including possible loss of principal. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. To the extent the portfolio invests in a concentration of certain securities, regions or industries , it is subject to increased volatility. The managers’ environmental social and governance (ESG) strategies may limit the types and number of investments available and, as a result, may forgo favorable market opportunities or underperform strategies that are not subject to such criteria. There is no guarantee that the strategy's ESG directives will be successful or will result in better performance.
The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock
Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect program (collec-
tively, “Stock Connect”) and may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China-Hong Kong Bond Connect program
(“Bond Connect”).
Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock Connect Securi-
ties are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in
Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. In China, the Hong Kong Monetary
Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian
(either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to
Russian issuers or issuers in other countries affected by the invasion.
1. Gross expenses are the Fund’s total annual operating expenses as of the Fund's annual report available at the time of publication. Actual expenses may be higher and may impact portfolio returns. Net expenses reflect voluntary fee waivers, expense caps and/or reimbursements. Voluntary waivers may be modified or discontinued at any time without notice.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. Source: Morningstar. The MSCI EM Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. Net Return (NR) reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding.
Important data provider notices and terms available at www.franklintempletondatasources.com.
Symbol: EMF 8/31/25 8/31/24 Change
Net Asset Value (NAV) $17.27 $14.81 +$2.46
Market Price (NYSE) $15.27 $12.81 +$2.46
Distributions Per Share
(9/1/24–8/31/25)
Net Investment
Income
Short-Term
Capital Gain
Long-Term
Capital Gain Total
$0.5891 $0.0401 $0.3222 $0.9514

Templeton Emerging Markets Fund
Financial Highlights
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a
Year Ended August 31,
2025 2024 2023 2022 2021
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $14.81 $13.63 $13.72 $20.09 $17.58
Income from investment operations:
Net investment income
a
......................... 0.23 0.28 0.35 0.30 0.11
Net realized and unrealized gains (losses) ........... 3.13 1.58 0.68 (5.60) 3.04
Total from investment operations .................... 3.36 1.86 1.03 (5.30) 3.15
Less distributions from:
Net investment income .......................... (0.59) (0.73) (0.41) (0.41) (0.18)
Net realized gains ............................. (0.36) — (0.72) (0.70) (0.48)
Total distributions ............................... (0.95) (0.73) (1.13) (1.11) (0.66)
Repurchase of shares ............................ 0.05 0.05 0.01 0.04 0.02
Net asset value, end of year ....................... $17.27 $14.81 $13.63 $13.72 $20.09
Market value, end of year
b
......................... $15.27 $12.81 $11.71 $11.85 $17.89
Total return (based on net asset value per share)
c
....... 24.27% 14.50% 8.26% (27.44)% 18.04%
Total return (based on market value per share)
c
......... 28.30% 16.11% 8.59% (29.18)% 20.40%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.35% 1.44% 1.49% 1.50% 1.49%
Expenses net of waiver and payments by affiliates ....... 1.34% 1.43% 1.47% 1.49% 1.48%
Net investment income ........................... 1.49% 2.06% 2.63% 1.81% 0.52%
Supplemental data
Net assets , end of year (000’s) ..................... $258,217 $226,225 $213,497 $216,704 $323,924
Portfolio turnover rate ............................ 16.68% 19.14% 26.18% 20.05% 23.19%
Total credit facility outstanding at end of year (000’s) ..... $5,000 $5,000 $10,000 $25,000 $15,000
Asset coverage per $1,000 of debt .................. $52,643 $46,245 $22,350 $9,668 $22,595
a
Based on average daily shares outstanding.
b
Based on the last sale on the New York Stock Exchange.
c
The Market Value Total Return is calculated assuming a purchase of common shares on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

Templeton Emerging Markets Fund
Schedule of Investments, August 31, 2025
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a Industry Shares a Value
a
Common Stocks 93.0%
Brazil 2.6%
Hypera SA ..................... Pharmaceuticals 296,999 $ 1,336,587
a
Oncoclinicas do Brasil Servicos Medicos
SA .......................... Health Care Providers & Services 607,187 302,370
TOTVS SA ..................... Software 220,776 1,755,018
Vale SA ........................ Metals & Mining 231,595 2,373,253
XP, Inc., A ...................... Capital Markets 56,706 1,028,647
6,795,875
Chile 1.0%
Banco Santander Chile, ADR ....... Banks 103,137 2,479,413
China 24.4%
b
Alibaba Group Holding Ltd. ......... Broadline Retail 468,613 7,759,139
a,b
Baidu, Inc., A .................... Interactive Media & Services 237,340 2,809,058
Beijing Oriental Yuhong Waterproof
Technology Co. Ltd., A ........... Construction Materials 183,175 302,413
c,d
Budweiser Brewing Co. APAC Ltd.,
144A, Reg S .................. Beverages 2,786,896 3,022,125
China Merchants Bank Co. Ltd., A .... Banks 764,487 4,599,733
COSCO SHIPPING Ports Ltd. ....... Transportation Infrastructure 1,211,228 879,405
a,c
Daqo New Energy Corp., ADR ...... Semiconductors & Semiconductor Equipment 48,253 1,223,214
d
Greentown Service Group Co. Ltd., Reg
S ........................... Real Estate Management & Development 732,186 468,293
Haier Smart Home Co. Ltd., D ....... Household Durables 710,943 1,647,527
Health & Happiness H&H International
Holdings Ltd. .................. Food Products 81,772 154,841
b
JD.com, Inc., A .................. Broadline Retail 44,451 688,775
a,b,d
Kuaishou Technology, 144A, Reg S ... Interactive Media & Services 178,269 1,747,275
NARI Technology Co. Ltd., A ........ Electrical Equipment 1,038,201 3,168,679
b
NetEase, Inc. ................... Entertainment 100,637 2,759,548
Ping An Insurance Group Co. of China
Ltd., H ....................... Insurance 441,337 3,213,219
Prosus NV ..................... Broadline Retail 224,152 13,865,930
b
Tencent Holdings Ltd. ............. Interactive Media & Services 105,365 8,159,941
Uni-President China Holdings Ltd. .... Food Products 1,402,258 1,675,013
Weichai Power Co. Ltd., H ......... Machinery 921,336 1,936,807
Weifu High-Technology Group Co. Ltd.,
B ........................... Automobile Components 269,612 469,166
a,d
Wuxi Biologics Cayman, Inc., 144A, Reg
S ........................... Life Sciences Tools & Services 594,480 2,557,377
63,107,478
Hong Kong 1.9%
Techtronic Industries Co. Ltd. ....... Machinery 378,780 4,898,534
Hungary 1.1%
Richter Gedeon Nyrt. ............. Pharmaceuticals 94,148 2,855,821
India 10.9%
ACC Ltd. ....................... Construction Materials 36,129 738,223
a
Ather Energy Ltd. ................ Automobiles 158,311 807,766
Bajaj Holdings & Investment Ltd. ..... Financial Services 8,085 1,170,409
Brigade Enterprises Ltd. ........... Real Estate Management & Development 66,809 699,576
a
Eternal Ltd. ..................... Hotels, Restaurants & Leisure 768,184 2,737,054
Federal Bank Ltd. ................ Banks 695,916 1,513,596
HDFC Bank Ltd. ................. Banks 527,506 5,693,598
ICICI Bank Ltd. .................. Banks 619,022 9,808,328
Infosys Ltd. ..................... IT Services 107,652 1,805,646
a
Niva Bupa Health Insurance Co. Ltd. .. Insurance 1,015,129 937,515

Templeton Emerging Markets Fund
Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a Industry Shares a Value
a
Common Stocks
(continued)
India (continued)
a
ReNew Energy Global plc, A ........ Independent Power and Renewable Electricity
Producers 282,885 $ 2,152,755
28,064,466
Indonesia 0.5%
Astra International Tbk. PT ......... Industrial Conglomerates 4,288,099 1,430,570
Italy 0.1%
a,d
Wizz Air Holdings plc, 144A, Reg S ... Passenger Airlines 13,187 242,873
Mexico 2.7%
Grupo Financiero Banorte SAB de CV,
O ........................... Banks 742,348 6,789,296
a,c,d
Nemak SAB de CV, 144A, Reg S .... Automobile Components 758,807 158,148
6,947,444
Peru 0.4%
Intercorp Financial Services, Inc. ..... Banks 26,105 1,036,891
Philippines 0.5%
BDO Unibank, Inc. ............... Banks 530,206 1,254,420
Russia 0.0%
a,e,f
LUKOIL PJSC ................... Oil, Gas & Consumable Fuels 86,387 —
a,e,f
Sberbank of Russia PJSC .......... Banks 1,014,728 —
—
South Africa 2.3%
Discovery Ltd. ................... Insurance 314,419 3,867,853
Netcare Ltd. .................... Health Care Providers & Services 2,497,907 1,964,093
5,831,946
South Korea 17.5%
a,d
Delivery Hero SE, 144A, Reg S ...... Hotels, Restaurants & Leisure 113,164 3,002,126
Doosan Bobcat, Inc. .............. Machinery 62,548 2,389,490
Hanmi Pharm Co. Ltd. ............. Pharmaceuticals 3,605 783,634
Hyundai Motor Co. ............... Automobiles 24,779 3,900,908
KT Skylife Co. Ltd. ............... Media 45,931 172,621
LG Corp. ....................... Industrial Conglomerates 71,509 3,823,493
a
LigaChem Biosciences, Inc. ........ Life Sciences Tools & Services 6,522 690,933
Misto Holdings Corp. .............. Textiles, Apparel & Luxury Goods 42,245 1,265,625
NAVER Corp. ................... Interactive Media & Services 25,980 3,993,745
Samsung Electronics Co. Ltd. ....... Technology Hardware, Storage & Peripherals 181,409 9,063,157
Samsung Life Insurance Co. Ltd. ..... Insurance 29,467 3,027,238
Samsung SDI Co. Ltd. ............ Electronic Equipment, Instruments &
Components 10,308 1,527,613
SK Hynix, Inc. ................... Semiconductors & Semiconductor Equipment 58,946 11,231,417
Soulbrain Co. Ltd. ................ Chemicals 1,294 202,656
45,074,656
Taiwan 20.2%
Hon Hai Precision Industry Co. Ltd. ... Electronic Equipment, Instruments &
Components 899,310 5,937,201
Lite-On Technology Corp. .......... Technology Hardware, Storage & Peripherals 243,961 1,032,065
MediaTek, Inc. .................. Semiconductors & Semiconductor Equipment 153,213 6,808,179
Taiwan Semiconductor Manufacturing
Co. Ltd. ...................... Semiconductors & Semiconductor Equipment 926,407 34,695,250
Yageo Corp. .................... Electronic Equipment, Instruments &
Components 261,452 1,183,937

Templeton Emerging Markets Fund
Schedule of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a Industry Shares a Value
a
Common Stocks
(continued)
Taiwan (continued)
Zhen Ding Technology Holding Ltd. ... Electronic Equipment, Instruments &
Components 394,217 $ 2,515,316
52,171,948
Thailand 2.7%
Kasikornbank PCL ............... Banks 659,865 3,432,364
Kiatnakin Phatra Bank PCL ......... Banks 466,939 857,396
Minor International PCL ............ Hotels, Restaurants & Leisure 2,057,149 1,487,987
Star Petroleum Refining PCL ........ Oil, Gas & Consumable Fuels 3,027,937 418,447
Thai Beverage PCL ............... Beverages 1,870,265 670,480
6,866,674
Turkiye 0.3%
BIM Birlesik Magazalar A/S ......... Consumer Staples Distribution & Retail 58,100 748,357
United Arab Emirates 1.2%
Emaar Development PJSC ......... Real Estate Management & Development 365,011 1,463,846
Emirates Central Cooling Systems Corp. Water Utilities 2,564,396 1,158,986
Spinneys 1961 Holding plc ......... Consumer Staples Distribution & Retail 1,321,905 589,483
3,212,315
United States 2.7%
Cognizant Technology Solutions Corp.,
A ........................... IT Services 44,865 3,241,496
Genpact Ltd. .................... Professional Services 81,473 3,693,986
6,935,482
Total Common Stocks (Cost $149,964,600) .....................................
239,955,163
a
Preferred Stocks 5.6%
Brazil 5.6%
Banco Bradesco SA, ADR .......... Banks 1,363,256 4,239,726
g
Itau Unibanco Holding SA, ADR, 3.11% Banks 761,588 5,437,738
g
Petroleo Brasileiro SA - Petrobras,
11.19% ...................... Oil, Gas & Consumable Fuels 838,976 4,812,408
14,489,872
Total Preferred Stocks (Cost $10,933,942) ......................................
14,489,872
a a a a a
Escrows and Litigation Trusts 0.0%
†
a,e
Hemisphere Properties India Ltd.,
Escrow Account ................ 38,214 28,725
Total Escrows and Litigation Trusts (Cost $–) ...................................
28,725
Total Long Term Investments (Cost $160,898,542) ...............................
254,473,760

Templeton Emerging Markets Fund
Schedule of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Short Term Investments 4.2%
a a
Industry Shares a Value
a a a a a a
Money Market Funds 3.7%
United States 3.7%
h,i
Institutional Fiduciary Trust - Money
Market Portfolio, 4.25% .......... 9,670,973 $ 9,670,973
Total Money Market Funds (Cost $9,670,973) ...................................
9,670,973
j
Investments from Cash Collateral Received for Loaned
Securities 0.5%
Money Market Funds 0.5%
h,i
Institutional Fiduciary Trust - Money
Market Portfolio, 4.25% .......... 1,204,122 1,204,122
Total Investments from Cash Collateral Received for Loaned Securities (Cost
$1,204,122) .................................................................
1,204,122
a a a a a
Total Short Term Investments (Cost $10,875,095 ) ................................
10,875,095
a a a
Total Investments (Cost $171,773,637) 102.8% ..................................
$265,348,855
k
Credit Facility (1.9)% .........................................................
(5,000,000)
Other Assets, less Liabilities (0.9)% ...........................................
(2,132,159)
Net Assets 100.0% ...........................................................
$258,216,696
a a a
See A bbreviations on page 25 .
†
Rounds to less than 0.1% of net assets.
a
Non-income producing.
b
Variable interest entity (VIE). See Note 6 regarding investments made through a VIE structure. At August 31, 2025, the aggregate value of these securities was $23,923,736, representing 9.3% of net assets.
c
A portion or all of the security is on loan at August 31, 2025. See Note 1(c).
d
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At August 31, 2025, the aggregate value of these securities was $11,198,217, representing 4.3% of net assets.
e
Fair valued using significant unobservable inputs. See Note 8 regarding fair value measurements.
f
See Note 6 regarding investments in Russian securities.
g
Variable rate security. The rate shown represents the yield at period end.
h
See Note 3(c) regarding investments in affiliated management investment companies.
i
The rate shown is the annualized seven-day effective yield at period end.
j
See Note 1(c) regarding securities on loan.
k
See Note 7 regarding credit facility.

Templeton Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
August 31, 2025
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Templeton
Emerging
Markets Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $160,898,542
Cost - Non-controlled affiliates (Note 3 c ) ........................................................ 10,875,095
Value - Unaffiliated issuers (Includes securities loaned of $1,432,116) .................................. $254,473,760
Value - Non-controlled affiliates (Note 3 c ) ....................................................... 10,875,095
Foreign currency, at value (cost $380,470) ........................................................ 380,470
Receivables:
Investment securities sold ................................................................... 1,046,380
Dividends ............................................................................... 587,576
Total assets .......................................................................... 267,363,281
Liabilities:
Payables:
Investment securities purchased .............................................................. 380,384
Credit facility (Note 7 ) ...................................................................... 5,000,000
Management fees ......................................................................... 227,342
Trustees' fees and expenses ................................................................. 1,963
Accrued interest (Note 7) ................................................................... 35,700
Payable upon return of securities loaned (Note 1 c ) .................................................. 1,204,122
Deferred taxes on unrealized appreciation ........................................................ 2,207,999
Accrued expenses and other liabilities ........................................................... 89,075
Total liabilities ......................................................................... 9,146,585
Net assets, at value ................................................................. $258,216,696
Net assets consist of:
Paid-in capital ............................................................................. $169,128,007
Total distributable earnings (losses) ............................................................. 89,088,689
Net assets, at value ................................................................. $258,216,696
Shares outstanding ......................................................................... 14,947,897
Net asset value per share
a
.................................................................... $17.27
a
Net asset value per share may not recalculate due to rounding.

Templeton Emerging Markets Fund
Financial Statements
Statement of Operations
for the year ended August 31, 2025
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Templeton
Emerging
Markets Fund
Investment income:
Dividends: (net of foreign taxes of $760,700)
Unaffiliated issuers ........................................................................ $6,136,579
Non-controlled affiliates (Note 3 c ) ............................................................. 419,239
Income from securities loaned:
Unaffiliated entities (net of fees and rebates) ..................................................... 931
Non-controlled affiliates (Note 3 c ) ............................................................. 2,662
Total investment income ................................................................... 6,559,411
Expenses:
Management fees (Note 3 a ) ................................................................... 2,490,904
Custodian fees ............................................................................. 53,083
Reports to shareholders fees .................................................................. 29,451
Registration and filing fees .................................................................... 10,085
Professional fees ........................................................................... 187,716
Trustees' fees and expenses .................................................................. 30,421
Interest expense (Not e 7) .................................................................... 286,700
Other .................................................................................... 49,180
Total expenses ......................................................................... 3,137,540
Expenses waived/paid by affiliates (Note 3 c ) ................................................... (32,897)
Net expenses ......................................................................... 3,104,643
Net investment income ................................................................ 3,454,768
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments: (net of foreign taxes of $588,081)
Unaffiliated issuers ...................................................................... 5,550,017
Foreign currency transactions ................................................................ 2,373
Net realized gain (loss) .................................................................. 5,552,390
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... 41,569,581
Translation of other assets and liabilities denominated in foreign currencies .............................. (16,810)
Change in deferred taxes on unrealized appreciation ............................................... (72,037)
Net change in unrealized appreciation (depreciation) ............................................ 41,480,734
Net realized and unrealized gain (loss) ............................................................ 47,033,124
Net increase (decrease) in net assets resulting from operations .......................................... $50,487,892

Templeton Emerging Markets Fund
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Templeton Emerging Markets Fund
Year Ended
August 31, 2025
Year Ended
August 31, 2024
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $3,454,768 $4,384,244
Net realized gain (loss) ................................................. 5,552,390 12,245,086
Net change in unrealized appreciation (depreciation) ........................... 41,480,734 11,893,724
Net increase (decrease) in net assets resulting from operations ................ 50,487,892 28,523,054
Distributions to shareholders .............................................. (14,365,395) (11,273,471)
Capital share transactions (Note 2 ) .......................................... (4,130,408) (4,521,710)
Net increase (decrease) in net assets ................................... 31,992,089 12,727,873
Net assets:
Beginning of year ....................................................... 226,224,607 213,496,734
End of year ........................................................... $258,216,696 $226,224,607

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Templeton Emerging Markets Fund (Fund) is
registered under the Investment Company Act of 1940
(1940 Act) as a closed-end management investment
company. The Fund follows the accounting and reporting
guidance in Financial Accounting Standards Board (FASB)
Accounting Standards Codification Topic 946, Financial
Services – Investment Companies (ASC 946) and applies
the specialized accounting and reporting guidance in U.S.
Generally Accepted Accounting Principles (U.S. GAAP),
including, but not limited to, ASC 946.
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset value
(NAV) per share each business day as of 4 p.m. Eastern
time or the regularly scheduled close of the New York Stock
Exchange (NYSE), whichever is earlier. Under compliance
policies and procedures approved by the Fund's Board of
Trustees (the Board), the Board has designated the Fund’s
investment manager as the valuation designee and has
responsibility for oversight of valuation. The investment
manager is assisted by the Fund’s administrator in
performing this responsibility, including leading the cross-
functional Valuation Committee (VC). The Fund may utilize
independent pricing services, quotations from securities and financial instrument dealers, and other market sources to
determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Investments in open-end mutual funds are valued at the
closing NAV.
The Fund has procedures to determine the fair value
of financial instruments for which market prices are not
reliable or readily available. Under these procedures,
the Fund primarily employs a market-based approach
which may use related or comparable assets or liabilities,
recent transactions, market multiples, and other relevant
information for the investment to determine the fair value of the investment. An income-based valuation approach may
also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any
restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the
fair values may differ significantly from the values that would have been used had an active market existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur
between the time at which trading in a foreign security
is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities
to the latest indications of fair value at 4 p.m. Eastern time.
At August 31, 2025, certain securities may have been fair
valued using these procedures, in which case the securities
were categorized as Level 2 within the fair value hierarchy
(referred to as “market level fair value”). See the Fair Value
Measurements note for more information.
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar day

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
of the reporting period. Any security valuation changes due
to an open foreign market are adjusted and reflected by the
Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Securities Lending
The Fund participates in an agency based securities lending
program to earn additional income. The Fund receives
collateral in the form of cash and/or U.S. Government
and Agency securities against the loaned securities in
an amount equal to at least 102% of the fair value of the
loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value
of loaned securities, as determined at the close of Fund
business each day; any additional collateral required due
to changes in security values is delivered to the Fund on
the next business day. Any cash collateral received is
deposited into a joint cash account with other funds and is
used to invest in a money market fund managed by Franklin
Advisers, Inc., an affiliate of the Fund. Additionally, at August
31, 2025, the Fund held $277,596 in U.S. Government and
Agency securities as collateral. These securities are held as collateral in segregated accounts with the Fund's custodian.
The Fund cannot repledge or resell these securities held
as collateral. As such, the non-cash collateral is excluded
from the Statement of Assets and Liabilities. The Fund may
receive income from the investment of cash collateral, in
addition to lending fees paid by the borrower. Income from
securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately
in the Statement of Operations. The Fund bears the
market risk with respect to any cash collateral investment,
securities loaned, and the risk that the agent may default
on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using
the collateral received. The securities lending agent has
agreed to indemnify the Fund in the event of default by a
third party borrower.
d. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
1. Organization and Significant Accounting Policies
(continued)
a. Financial Instrument Valuation
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based
on its technical merits. As of August 31, 2025, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
e. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Estimated
expenses are accrued daily. Dividend income is recorded
on the ex-dividend date except for certain dividends from
securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information
is received by the Fund. Distributions to shareholders are
recorded on the ex-dividend date. Effective March 1, 2025,
the Board has implemented a new managed distribution
plan where the Fund will distribute a level distribution
amount to shareholders. The Fund intends to distribute
$0.22 per share quarterly. The Fund’s distribution level
may be changed by the Board in the future. Under the
policy, the Fund is managed with a goal of generating as
much of the distribution as possible from net investment
income and short-term capital gains. The balance of the
distribution will then come from long-term capital gains to
the extent permitted and, if necessary, a return of capital.
Distributable earnings are determined according to income
tax regulations (tax basis) and may differ from earnings
recorded in accordance with U.S. GAAP. These differences
may be permanent or temporary. Permanent differences
are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net
assets or the results of operations. Temporary differences
are not reclassified, as they may reverse in subsequent
periods.
f. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
g. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against
the Fund that have not yet occurred. Currently, the Fund
expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At August 31, 2025, there were an unlimited number of shares authorized (without par value). During the years ended August
31, 2025 and August 31, 2024, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Transactions in the Fund's shares were as follows:
1. Organization and Significant Accounting Policies
(continued)
d. Income and Deferred Taxes
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
a. Management Fees
Effective March 1, 2025, the Fund pays an investment management fee, calculated daily and paid monthly, to TAML based on the average daily net assets of the Fund as follows:
Prior to March 1, 2025, the Fund paid fees, calculated daily and paid monthly, to TAML based on the average daily net assets of the Fund as follows:
For the year ended August 31, 2025, the gross effective investment management fee rate was 1.074% of the Fund’s average daily net assets.
Under a subadvisory agreement, FTIML, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund's average daily net assets, and is not an additional expense of the Fund. The subadvisory fee is equal to an annual rate of 50% of the net investment advisory fee. For purposes of the subadvisory agreement, the net investment advisory fee equals (i) 96% of an amount equal to the total management fees payable to TAML, minus any Fund fees and/or expenses waived or reimbursed by TAML, minus (ii) any fees payable by TAML to FT Services for administrative services.
b. Administrative Fees
Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.
Year Ended
August 31, 2025
Year Ended
August 31, 2024
Shares Amount Shares Amount
Shares repurchased ............................................. 327,224 $4,130,408 387,907 $4,521,710
Weighted average discount of cost of repurchase to net asset value of shares repurchased ................................................. 14.68% 14.47%
Subsidiary Affiliation
Templeton Asset Management Ltd. (TAML) Investment manager
Franklin Templeton Investment Management Ltd. (FTIML) Subadvisor
Franklin Templeton Services, LLC (FT Services) Administrative manager
Annualized Fee Rate Net Assets
1.050% Up to and including $1 billion
1.000% Over $1 billion, up to and including $2 billion
0.950% In excess of $2 billion
Annualized Fee Rate Net Assets
1.100% Up to and including $1 billion
1.050% Over $1 billion, up to and including $2 billion
1.000% In excess of $2 billion
2. Shares of Beneficial Interest
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

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Annual Report
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees, if applicable, paid directly or indirectly by each affiliate.
During the year ended August 31, 2025, the Fund held investments in affiliated management investment companies as follows:
4. Income Taxes
The tax character of distributions paid during the years ended August 31, 2025 and 2024, was as follows:
At August 31, 2025, the cost of investments, net unrealized appreciation (depreciation) , undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:
    aa
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a       a   a   a   a   a   a   a
Templeton Emerging Markets Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust -
Money Market Portfolio, 4.25% . $13,057,834 $34,440,861 $(37,827,722) $— $— $9,670,973 9,670,973 $419,239
Non-Controlled Affiliates
Income from
securities
loaned
Institutional Fiduciary Trust -
Money Market Portfolio, 4.25% . $— $3,092,513 $(1,888,391) $— $— $1,204,122 1,204,122 $2,662
Total Affiliated Securities ... $13,057,834 $37,533,374 $(39,716,113) $— $— $10,875,095 $421,901
2025 2024
Distributions paid from:
Ordinary income .......................................................... $9,467,208 $11,273,471
Long term capital gain ...................................................... 4,898,187 —
$14,365,395 $11,273,471
Cost of investments .......................................................................... $186,228,422
Unrealized appreciation ........................................................................ $108,446,332
Unrealized depreciation ........................................................................ (29,325,899)
Net unrealized appreciation (depreciation) .......................................................... $79,120,433
3. Transactions with Affiliates
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

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Annual Report
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, passive foreign investment company shares, foreign capital gains tax and corporate actions.
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2025, aggregated
$38,095,801 and $51,108,228, respectively.
At August 31, 2025, in connection with securities lending transactions, the Fund loaned equity investments and received
$1,204,122 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.
6. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.
securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.
Certain investments in Chinese companies are made through a special structure known as a VIE. In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by
Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in a restricted or prohibited sector in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure historically has not been formally recognized under Chinese law and it is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the
VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the
Fund’s returns and net asset value.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support
Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian
Distributable earnings:
Undistributed ordinary income ................................................................... $9,801,924
Undistributed long term capital gains .............................................................. 2,827,711
Total distributable earnings ..................................................................... $12,629,635
4. Income Taxes
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

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Annual Report
investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. The Valuation Committee determined that based on their analysis of the market and access to market participants, the Russian financial instruments held by the Fund had little or no value at
August 31, 2025.
7. Credit Facility
The Fund participates in a senior secured revolving credit facility agreement (Credit Facility) with The Bank of Nova Scotia
(BNS) pursuant to which the Fund may borrow up to a maximum commitment amount of $20 million. The Credit Facility provides a source of funds to the Fund to purchase additional investments as part of its investment strategy. Effective January
10, 2025, the Fund renewed the Credit Facility for $20 million for a one-year term, maturing on January 9, 2026.
Under the terms of the Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund at the applicable rate, pay an annual commitment fee of 0.25% based on the unused portion of the Credit Facility or 0.15%
whenever the outstanding borrowings exceed 75% of the commitment amount. As security for the obligations of the Fund under the Credit Facility, the Fund has granted to BNS a security interest in the assets of the Fund.
At August 31, 2025, the Fund had outstanding borrowings of $5,000,000, which approximates fair value, and incurred interest expenses at a rate equal to the term Secured Overnight Financing Rate plus 1.00%. The borrowings are categorized as
Level 2 within the fair value hierarchy. The average borrowings and the average interest rate for the days with outstanding borrowings during the year ended August 31, 2025, were $5,000,000 and 5.65%, respectively.
8. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)
6. Concentration of Risk
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

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Annual Report
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of August 31, 2025, in valuing the Fund's assets carried at fair value, is as follows:
A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.
9. Operating Segments
The Fund has adopted the FASB Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) -
Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the Fund's financial position or results of operations.
The Fund operates as a single operating segment, which is an investment portfolio. The chief investment officer of the Fund’s
Investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund's operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
Level 1 Level 2 Level 3 Total
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks :
Brazil ................................ $ 6,795,875 $ — $ — $ 6,795,875
Chile ................................ 2,479,413 — — 2,479,413
China ............................... 1,223,214 61,884,264 — 63,107,478
Hong Kong ........................... — 4,898,534 — 4,898,534
Hungary ............................. — 2,855,821 — 2,855,821
India ................................ 2,960,521 25,103,945 — 28,064,466
Indonesia ............................ — 1,430,570 — 1,430,570
Italy ................................. — 242,873 — 242,873
Mexico .............................. 6,947,444 — — 6,947,444
Peru ................................ 1,036,891 — — 1,036,891
Philippines ............................ 1,254,420 — — 1,254,420
Russia ............................... — — —
a
—
South Africa ........................... 3,867,853 1,964,093 — 5,831,946
South Korea .......................... — 45,074,656 — 45,074,656
Taiwan ............................... — 52,171,948 — 52,171,948
Thailand ............................. — 6,866,674 — 6,866,674
Turkiye .............................. 748,357 — — 748,357
United Arab Emirates .................... 1,158,986 2,053,329 — 3,212,315
United States .......................... 6,935,482 — — 6,935,482
Preferred Stocks ........................ 14,489,872 — — 14,489,872
Escrows and Litigation Trusts ............... — — 28,725 28,725
Short Term Investments ................... 10,875,095 — — 10,875,095
Total Investments in Securities ........... $60,773,423 $204,546,707
b
$28,725 $265,348,855
a
Includes financial instruments determined to have no value.
b
Includes foreign securities valued at $204,546,707, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial
Instrument Valuation note for more information.
8. Fair Value Measurements
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

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Annual Report
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related notes to the financial statements. The Schedule of
Investments provides details of the Fund's investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial
Highlights.
10. New Accounting Pronouncements
In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures.
The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact and believes that the adoption of the ASU will not have a material impact on the financial statements.
11. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
Abbreviations
Selected Portfolio
ADR
American Depositary Receipt
9. Operating Segments
(continued)

Templeton Emerging Markets Fund
Report of Independent Registered Public Accounting Firm

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Annual Report
To the Board of Trustees and Shareholders of Templeton Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Templeton
Emerging Markets Fund (the "Fund") as of August 31, 2025, the related statement of operations for the year ended August 31,
2025, the statements of changes in net assets for each of the two years in the period ended August 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2025 and the financial highlights for each of the five years in the period ended August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodians, transfer agents, agent bank and brokers; when replies were not received from a custodian or broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
October 20, 2025
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Templeton Emerging Markets Fund
Tax Information (unaudited)

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Annual Report
By mid-February, tax information related to a shareholder's proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended August 31, 2025:
Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended August 31, 2025:
Pursuant to: Amount Reported
Long-Term Capital Gain Dividends Distributed §852(b)(3)(C) $4,898,187
Income Eligible for Dividends Received Deduction (DRD) §854(b)(1)(A) $55,184
Qualified Dividend Income Earned (QDI) §854(b)(1)(B) $2,997,266
Short-Term Capital Gain Dividends Distributed §871(k)(2)(C) $609,613
Section 163(j) Interest Earned §163(j) $363,421
Amount Reported
Foreign Taxes Paid $1,160,419
Foreign Source Income Earned $5,814,430

Templeton Emerging Markets Fund
Important Information to Shareholders (unaudited)

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Annual Report
Share Repurchase Program
On February 24, 2025, the Fund’s Board reauthorized an
open-market share repurchase program which includes an
initial authorization for the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions,
at the discretion of management.
The timing and amount of repurchases continue to be
at the discretion of the investment manager, taking into
account various factors, including, but not limited to, the
level of the discount, the Fund’s performance, portfolio
holdings, dividend history, market conditions, cash on
hand, the availability of other attractive investments and
whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s additional
10% threshold is reached, no further repurchases could be
completed until authorized by the Board. Until the additional
10% threshold is reached, Fund management will have
the flexibility to commence share repurchases if and when
it is determined to be appropriate in light of prevailing
circumstances. The share repurchase program is intended
to benefit shareholders by enabling the Fund to repurchase
shares at a discount to net asset value, thereby increasing
the proportionate interest of each remaining shareholder in
the Fund.
In the Notes to Financial Statements section, please
see note 2 (Shares of Beneficial Interest) for additional
information regarding shares repurchased.
Managed Distribution Plan
The Fund has implemented a managed distribution plan
where the Fund distributes a level distribution amount
to shareholders. The Fund intends to make quarterly
distributions to shareholders at the fixed rate of $0.22
per share. Management will generally distribute amounts
necessary to satisfy the Fund’s plan and the requirements
prescribed by excise tax rules and Subchapter M of the
Internal Revenue Code. The plan is intended to provide
shareholders with a consistent distribution each quarter and is intended to narrow the discount between the market price
and the NAV of the Fund’s shares, but there is no assurance
that the plan will be successful in doing so.
Under the managed distribution plan, to the extent that
sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s
investment performance from the amount of the Fund’s
distributions or from the terms of the Fund’s managed
distribution plan.
The Board may amend the terms of the plan or terminate
the plan at any time without prior notice to the Fund’s
shareholders, however, at this time there are no reasonably
foreseeable circumstances that might cause the termination
of the plan. The amendment or termination of the plan could
have an adverse effect on the market price of the Fund’s
shares. The plan will be subject to the periodic review by
the Board, including a yearly review of the fixed rate to
determine if an adjustment should be made.
In compliance with Rule 19a-1 of the Investment Company
Act of 1940, shareholders will receive a notice that details the source of income for each dividend such as net
investment income, gain from the sale of securities and
return of principal. However, determination of the actual
source of the Fund’s dividend can only be made at year-end.
The actual source amounts of all Fund dividends will be
included in the Fund’s annual or semiannual reports.
In addition, the tax treatment may differ from the
accounting treatment used to calculate the source of the
Fund’s dividends as shown on shareholders’ statements.
Shareholders should refer to their Form 1099-DIV for
the character and amount of distributions for income tax
reporting purposes. Since each shareholder’s tax situation is unique, it may be advisable to consult a tax advisor as to the appropriate treatment of Fund distributions.
Approval of Renewed Borrowing Arrangements
On January 10, 2025, the Fund renewed the existing
committed, senior, secured line of credit facility (“Existing
Credit Facility”) with The Bank of Nova Scotia for an
additional 364-day term (“Credit Facility Renewal”), until
January 9, 2026. The terms of the Credit Facility Renewal
are the same as the terms of the Existing Credit Facility.

Templeton Emerging Markets Fund
Important Information to Shareholders (unaudited)

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Annual Report
The purpose of the Credit Facility is to provide the Fund
with a source of funds to purchase additional investments
and pursue certain investment strategies. Given the
permanent capital structure and the absence of daily liquidity requirements, the Fund’s closed-end fund structure is
particularly well-suited for leverage.
Information About the Fund’s Goal and Main
Investments, Principal Investment Strategy, and
Principal Risks
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing,
under normal market conditions, at least 80% of its net
assets in emerging market companies, including common
and preferred stock, and common stock purchase warrants.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least
80% of its net assets in securities of companies located or
operating in “emerging market countries.” Emerging market
countries include those currently considered to be emerging
or developing by the United Nations or the countries’
authorities or by S&P Dow Jones, Morgan Stanley Capital
International or Russell index providers. The Fund considers frontier markets to be a subset of emerging markets and
any investments in frontier markets will be counted toward
the Fund’s 80% investment policy. These countries typically
are located in the Asia-Pacific region (including Hong Kong),
Eastern Europe, Central and South America, the Middle East
and Africa. The Fund invests primarily in the equity securities of emerging market companies, principally common and
preferred stocks.
The Fund invests primarily in the equity securities (principally common and preferred stocks and American, Global and
European Depositary Receipts) of developing market
companies. For purposes of the Fund’s investments,
emerging market companies are those: (1) whose principal
securities trading markets are in emerging market countries;
or (2) that derive 50% or more of their total revenue or profit from either goods or services produced or sales made in
emerging market countries, or; (3) that have 50% or more
of their assets in emerging market countries, or; (4) that are linked to currencies of emerging market countries, or; (5) that are organized under the laws of, or with principal offices in, emerging market countries.
The Fund’s investments in equity securities may include
investments in the securities of companies of any
capitalization, including small and mid capitalization
companies. The Fund also invests in American, Global, and
European Depositary Receipts. The Fund, from time to time,
may have significant investments in one or more countries,
such as China or South Korea, or in particular industries
or sectors, based on economic conditions. Investments in
Chinese companies also may be made through a special
structure known as a variable interest entity (VIE) that is
designed to provide foreign investors with exposure to
Chinese companies that operate in certain sectors in which
China restricts or prohibits foreign investments. In addition to the Fund’s main investments, the Fund may invest up to
20% of its net assets in the securities of issuers in developed market countries.
When choosing equity investments for the Fund, the
investment manager applies a fundamental, research-driven,
long-term approach, focusing on companies with sustainable
earnings power that are trading at a discount to intrinsic
worth. In assessing individual investment opportunities, the investment manager also considers a variety of factors,
including a company’s profit and loss outlook, balance
sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities, as well as material environmental, social and governance (ESG) factors
throughout the investment process, including the Fund's
security-selection and portfolio construction process.
In analyzing ESG factors, the investment manager conducts
a materiality-based ESG assessment through both in-depth
research and engagement with companies as appropriate to
assess how a company's practices are aimed at improving
or maintaining the ESG footprint of its operating model. The following provides examples of ESG elements that may be
taken into consideration when assessing a company:
Environmental considerations, which can include
issues such as resource efficiency, carbon emissions
management, waste prevention and recycling and
pollution prevention and control.
Social considerations, which can include issues such
as labor standards, fair wages, diversity and gender
balance, health and safety practices and product
safety.

Templeton Emerging Markets Fund
Important Information to Shareholders (unaudited)

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Annual Report
Governance considerations, which can include
issues such as appropriate accounting practices,
alignment of interests, board effectiveness, capital
allocation, shareholder rights and quality of
disclosures.
The investment manager’s assessment of an issuer may
differ from that of other funds or an investor’s assessment
of such issuer. As a result, securities selected by the
investment manager may not reflect the beliefs and values of any particular investor. ESG factors are often not uniformly measured or defined, which could impact the investment
manager’s ability to assess an issuer. The Fund may
underperform other funds that do not consider an issuer’s
ESG factors or that use a different methodology to identify
and/or incorporate ESG factors.
The Fund is a “non-diversified” fund, which means it
generally invests a greater portion of its assets in the
securities of one or more issuers and invests overall in a
smaller number of issuers than a diversified fund.
In addition, for temporary defensive purposes, the Fund
may invest less than 80% of its assets in emerging market
country equity securities.
Securities in which the Fund may invest include illiquid
securities (i.e., any investment that the Fund reasonably
expects cannot be sold or disposed of in current market
conditions in seven calendar days or less without the sale
or disposition significantly changing the market value of
the investment) and those that are neither listed on a stock exchange nor traded over-the-counter. The Fund generally
does not intend to invest more than 15% of its total assets
in illiquid securities, including non-publicly traded securities, together with securities which cannot be readily resold
because of legal or contractual restrictions or which are
otherwise not generally marketable (including repurchase
agreements having more than seven days remaining to
maturity).
The Fund may invest in eligible China A shares. China
A shares can be accessed through the Stock Connect
program, which covers securities listed and traded on the
Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as securities listed
and traded on the Shenzhen Stock Exchange through the
Shenzhen-Hong Kong Stock Connect program. China A
shares can also be accessed through other means, including
Qualified Foreign Institutional Investor regime (QFII).
The Fund may invest its uninvested cash balances
in affiliated Franklin Templeton money market funds.
Additionally, the Fund invests in one or more affiliated
management investment companies for purposes other than
exercising a controlling influence over the management or
policies.
The Fund may invest up to 10% of its total assets in shares
of exchange-traded funds (ETFs) for the purpose of short-
term cash management. In trying to achieve its investment
goals, the Fund may invest up to 10% of its net assets in
participatory notes.
The Fund intends to purchase and hold securities for long-
term capital appreciation and does not expect to trade for
short-term gain.
The Fund employs leverage through the use of a senior
secured revolving credit facility which provides the Fund
with a continuing source of funds to purchase additional
investments in the ordinary course of business and pursue
certain investment strategies [ See the Notes to Financial
Statements for further information ].
Principal Investment Risks
You could lose money by investing in the Fund. Closed-end
fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the
Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other agency of the U.S. government.
Foreign Securities (non-U.S.)
Investing in foreign securities typically involves different risks than investing in U.S. securities, and includes risks
associated with: (i) internal and external political and
economic developments – e.g., the political, economic and
social policies and structures of some foreign countries
may be less stable and more volatile than those in the
U.S. or some foreign countries may be subject to trading
restrictions or economic sanctions; diplomatic and political developments could affect the economies, industries, and
securities and currency markets of the countries in which
the Fund is invested, which can include rapid and adverse
political changes; social instability; regional conflicts;
sanctions imposed by the United States, other nations or
other governmental entities, including supranational entities;
terrorism; and war; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency

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Important Information to Shareholders (unaudited)

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markets, trading systems and brokers may be less than in
the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting
and financial reporting standards and practices as U.S.
issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and
policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received
or expenses paid by the Fund in that foreign currency. The
risks of foreign investments may be greater in developing or emerging market countries.
There are special risks associated with investments in
China, including expropriation, confiscatory taxation,
nationalization and exchange control regulations (including
currency blockage). Heightened geopolitical risks and
adverse Government policies can have an impact on
Chinese companies. In addition, investments in Taiwan and
Hong Kong (Greater China) could be adversely affected
by its political and economic relationship with China.
Chinese companies with securities listed on U.S. securities
exchanges, including those that utilize VIE structures, may
be delisted if they do not meet U.S. accounting standards
and auditor oversight requirements, which could significantly decrease the liquidity and value of such investments.
In addition, the standards for environmental, social and
corporate governance matters in Greater China tend to be
lower than such standards in more developed economies.
There may be significant obstacles to obtaining information
necessary for investigations into or litigation against
companies located in or operating in China and shareholders
may have limited legal remedies.
Trade disputes and the imposition of tariffs on goods and
services can affect the economies of countries in which the
Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes
can result in increased costs of production and reduced
profitability for non-export-dependent companies that rely
on imports to the extent a country engages in retaliatory
tariffs. Trade disputes may also lead to increased currency
exchange rate volatility.
Certain investments in Chinese companies are made
through a special structure known as a VIE. In a VIE
structure, foreign investors, such as the Fund, will only
own stock in a shell company rather than directly in the
VIE, which must be owned by Chinese nationals (and/or
Chinese companies) to obtain the licenses and/or assets
required to operate in a restricted or prohibited sector in
China. The value of the shell company is derived from its
ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to
exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While
VIEs are a longstanding industry practice and are well
known by Chinese officials and regulators, the structure
historically has not been formally recognized under Chinese
law and it is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure. It is also
uncertain whether the contractual arrangements, which may
be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese
courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such
contracts, from which the shell company derives its value,
would likely cause the VIE-structured holding(s) to suffer
significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset
value.
Investments in South Korean issuers may subject the
Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea's
neighbors or potential hostilities with North Korea may
have an adverse effect on the South Korean economy. The
South Korean economy is heavily reliant on trading exports,
especially with other Asian countries and the U.S. Conditions that weaken demand for key South Korean exports, and
disruptions or decreases in trade activity could lead to
declines in economic growth.
Emerging Market Countries
The Fund’s investments in emerging market countries are
subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support
securities markets, including: delays in settling portfolio
securities transactions; currency and capital controls;
greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and
inflation, deflation or currency devaluation.

Templeton Emerging Markets Fund
Important Information to Shareholders (unaudited)

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The risks of investing in traditional emerging markets are
magnified in frontier markets countries (which are a subset
of emerging markets countries) because they generally have
smaller economies and less developed capital markets than
in traditional emerging markets.
Frontier Market Countries
Frontier market countries, which are a subset of emerging
market countries, generally have smaller economies
and even less developed capital markets than traditional
emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market
countries. The magnification of risks are the result of:
potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange
controls, managed adjustments in relative currency values
and other protectionist measures imposed or negotiated by
frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries.
Market
The market values of securities or other investments
owned by the Fund will go up or down, sometimes rapidly
or unpredictably. The market value of a security or other
investment may be reduced by market activity or other
results of supply and demand unrelated to the issuer. This
is a basic risk associated with all investments. When there
are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to
rise. In addition, the value of the Fund’s investments may
go up or down due to general market or other conditions
that are not specifically related to a particular issuer, such as: real or perceived adverse economic changes, including
widespread liquidity issues and defaults in one or more
industries; changes in interest, inflation or exchange rates;
unexpected natural and man-made world events, such as
diseases or disasters; financial, political or social disruptions, including terrorism and war; and U.S. trade disputes or
other disputes with specific countries that could result in
additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries. Any of these
conditions can adversely affect the economic prospects of
many companies, sectors, nations, regions and the market in
general, in ways that cannot necessarily be foreseen.Stock
prices tend to go up and down more dramatically than those
of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of
the various stocks held by the Fund.
Leverage
The Fund employs leverage through the use of a senior
secured revolving credit facility which provides the Fund
with a continuing source of funds to purchase additional
investments in the ordinary course of business and pursue
certain investment strategies. The Fund’s use of leverage
creates the opportunity for increased returns in the Fund,
but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will
be successful. Leverage is a speculative technique that
may expose the Fund to greater risk and increased costs.
Leverage tends to magnify, sometimes significantly, the
effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV
per share to be volatile.
Non-Diversification
A "non-diversified" fund generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified
fund. The Fund may be more sensitive to a single economic,
business, political, regulatory or other occurrence than a
more diversified fund might be, which may negatively impact
the Fund’s performance and result in greater fluctuation in
the value of the Fund's shares and a greater risk of loss.
Value Style Investing
A value stock may not increase in price as anticipated by
the investment manager if other investors fail to recognize
the company's value and bid up the price, the markets favor
faster-growing companies, or the factors that the investment manager believes will increase the price of the security do
not occur or do not have the anticipated effect.
Management
The Fund is subject to management risk because it is
an actively managed investment portfolio. The Fund's
investment manager applies investment techniques and risk
analyses in making investment decisions for the Fund, but
there can be no guarantee that these decisions will produce
the desired results.

Templeton Emerging Markets Fund
Important Information to Shareholders (unaudited)

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Annual Report
Focus
To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
Information technology companies
Companies operating within information technology related
industries may be affected by worldwide technological
developments, the success of their products and services
(which may be outdated quickly), anticipated products
or services that are delayed or cancelled, and investor
perception of the company and/or its products or services.
These companies typically face intense competition and
potentially rapid product obsolescence. They may also
have limited product lines, markets, financial resources
or personnel. Technology companies are also heavily
dependent on intellectual property rights and may be
adversely affected by loss or impairment of those rights.
There can be no assurance these companies will be able
to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. These companies
typically engage in significant amounts of spending on
research and development, and there is no guarantee that
the products or services produced by these companies will
be successful. Technology companies are also potential
targets for cyberattacks, which can have a materially
adverse impact on the performance of these companies. The
customers and/or suppliers of technology companies may be
concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or
industries could have a negative impact on these companies.
Financial services companies
Financial services companies are subject to extensive
government regulation that may affect their profitability in many ways, including by limiting the amount and types
of loans and other commitments they can make, and the
interest rates and fees they can charge. A financial services company's profitability, and therefore its stock prices, is
especially sensitive to interest rate changes as well as
the ability of borrowers to repay their loans. Changing
regulations, continuing consolidations, and development
of new products and structures all are likely to have a
significant impact on financial services companies.
China A Shares
With respect to the Fund’s investments in eligible China A
shares through Stock Connect, the Fund will be subject to
Chinese securities regulations and the listing rules of the
respective stock exchange. Such securities generally may
not be sold, purchased or otherwise transferred other than
through Stock Connect. Although Stock Connect is not
subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants,
which may restrict or preclude the Fund’s ability to invest
in eligible China A shares. For example, an investor cannot
purchase and sell the same security on the same trading
day. Trading in the Stock Connect program is subject to
trading, clearance and settlement procedures that are
untested in China, and the withholding tax treatment of
dividends and capital gains payable to overseas investors
is currently unsettled. The application and interpretation of the laws and regulations published or applied by relevant
regulators and exchanges with respect to the Stock Connect
program are uncertain, and they may have a detrimental
effect on the Fund’s investments and returns.
Small and Mid Capitalization Companies
Securities issued by small and mid capitalization companies
may be more volatile in price than those of larger companies and may involve substantial risks. Such risks may include
greater sensitivity to economic conditions, less certain
growth prospects, lack of depth of management and funds
for growth and development, and limited or less developed
product lines and markets. In addition, small and mid
capitalization companies may be particularly affected by
interest rate increases, as they may find it more difficult
to borrow money to continue or expand operations, or
may have difficulty in repaying any loans. The markets for
securities issued by small and mid capitalization companies
also tend to be less liquid than the markets for securities
issued by larger companies.
Liquidity
The trading market for a particular security or type of security or other investments in which the Fund invests may become
less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities

Templeton Emerging Markets Fund
Important Information to Shareholders (unaudited)

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Annual Report
or other investments when necessary to meet the Fund’s
liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager
wishes to purchase particular investments or believes that
a higher level of liquidity would be advantageous. Reduced
liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or
other investments may be relatively volatile.
Participatory Notes
Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the
underlying equity securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying
securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.
Participatory notes are also not traded on exchanges,
are privately issued, and may be illiquid. There can be no
assurance that the trading price or value of participatory
notes will equal the value of the underlying value of the
equity securities they seek to replicate
ESG Considerations
ESG considerations are one of a number of factors that
the investment manager examines when considering
investments for the Fund’s portfolio. In light of this, the
issuers in which the Fund invests may not be considered
ESG-focused issuers and may have lower or adverse ESG
assessments. Consideration of ESG factors may affect
the Fund’s exposure to certain issuers or industries and
may not work as intended. In addition, ESG considerations
assessed as part of the Fund’s investment process may
vary across types of eligible investments and issuers. In
certain circumstances, there may be times when not every
investment is assessed for ESG factors and, when they
are, not every ESG factor may be identified or evaluated.
The investment manager’s assessment of an issuer’s
ESG factors is subjective and will likely differ from that
of investors, third party service providers (e.g., ratings
providers) and other funds. As a result, securities selected by the investment manager may not reflect the beliefs and
values of any particular investor. The investment manager
also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third-
party research providers, the timeliness, completeness
and accuracy of which is out of the investment manager’s
control. ESG factors are often not uniformly measured or
defined, which could impact the investment manager’s ability to assess an issuer. While the investment manager views
ESG considerations as having the potential to contribute to
the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Cybersecurity
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund
assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund,
the investment manager, and/or their service providers
(including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries)
to suffer data breaches, data corruption or loss of operational functionality or prevent Fund investors from purchasing,
redeeming or exchanging shares or receiving distributions.
The investment manager has limited ability to prevent or
mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may
have limited indemnification obligations to the Fund or the
investment manager. Cybersecurity incidents may result
in financial losses to the Fund and its shareholders, and
substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity
risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to
carry out cyber attacks are always developing. Therefore,
there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which
puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises,
the Fund, the investment manager, and their service
providers are subject to the risk of cyber incidents occurring from time to time.
Please see the Performance Summary section of this report
for additional risk disclosure.

Templeton Emerging Markets Fund
Important Information to Shareholders (unaudited)

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Annual Report
The following information is a summary of certain
changes since the last fiscal year. This information may
not reflect all of the changes that have occurred since
you purchased the Fund.
There have not been any material changes during the last
fiscal year.

Templeton Emerging Markets Fund
Annual Meeting of Shareholders: March 10, 2025 (unaudited)

franklintempleton.com
Annual Report
The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the “Fund”) was held at the Fund’s offices, 300
S.E. 2nd Street, Fort Lauderdale, Florida, on March 10, 2025. The purpose of the meeting was to elect three Trustees of the
Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the
Fund for the fiscal year ending August 31, 2025. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Gregory E. Johnson, Rupert H. Johnson, Jr., and Constantine D. Tseretopoulos.* Shareholders
also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2025. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Annual Meeting are as follows:
1. Election of three Trustees:
The Fund is not aware of broker non-votes received with respect to this item.
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2025:
The Fund is not aware of broker non-votes received with respect to this item.
* Harris J. Ashton, Ann Torre Bates, Terrence J. Checki , Mary C. Choksi, Edith E. Holiday, David W. Niemiec , J. Michael Luttig ,
and Larry D. Thompson are Trustees of the Fund who are currently serving and whose terms of office continued after the
Annual Meeting of Shareholders.
Term Expiring 2028 For
% of
Outstanding
Shares
% of
Shares
Present Withheld
% of
Outstanding
Shares
% of
Shares
Present
Gregory E. Johnson 11,528,541 75.98% 91.36% 1,089,863 7.18% 8.64%
Rupert H. Johnson, Jr. 11,578,517 76.31% 91.76% 1,039,888 6.85% 8.24%
Constantine D. Tseretopoulos 11,584,386 76.35% 91.81% 1,034,018 6.81% 8.19%
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For 11,700,274 77.11% 92.72%
Against 838,181 5.52% 6.64%
Abstain 79,950 0.53% 0.63%

Templeton Emerging Markets Fund

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Annual Report
Dividend Reinvestment and Cash Purchase Plan (unaudited)
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Equiniti Trust Company, LLC (the “Plan Administrator”) and sent to Equiniti Trust Company, LLC, P.O. Box
922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Equiniti
Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms & Conditions located at the back of this report.

Templeton Emerging Markets Fund
Dividend Reinvestment and Cash Purchase Plan (unaudited)

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Annual Report
Transfer Agent
Equiniti Trust Company, LLC
P.O. Box 922, Wall Street Station,
New York, NY 10269-056
(800) 416-5585
www.equiniti.com
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.equiniti.com or dial (800) 416-
5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Equiniti Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Equiniti Trust Company, LLC at (800) 416-5585.
Shareholder Information
Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.”
Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to Equiniti Trust Company, LLC’s web site at www.equiniti.com and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100
Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Templeton Emerging Markets Fund
Board Members and Officers (unaudited)

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Annual Report
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Harris J. Ashton (1932) Trustee Since 1992 115 Bar-S Foods (meat packing company) (1981-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
Ann Torre Bates (1958) Trustee Since 2008 26 Ares Core Infrastructure
Fund (closed-end investment
management company) (October
2024-present); Ares Strategic
Income Fund (closed-end
investment management company)
(2022-present); Ares Capital
Corporation (specialty finance
company) (2010-present); and
formerly , United Natural Foods,
Inc. (food distribution) (2013-2023)
and Navient Corporation (loan
management, servicing and asset
recovery) (2014-2016).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
Terrence J. Checki (1945) Trustee Since 2023 115 Hess Corporation (exploration of oil and gas) (2014-present).
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);
member of the board of trustees of the Economic Club of New York (2013-present); member of the board of trustees of the Foreign Policy
Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation
(2018-present); and formerly , Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and
Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Templeton Emerging Markets Fund

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Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Mary C. Choksi (1950) Trustee Since 2016 115 Omnicom Group Inc. (advertising and marketing communications
services) (2011-present) and White
Mountains Insurance Group, Ltd.
(holding company) (2017-present);
and formerly , Avis Budget Group
Inc. (car rental) (2007-2020).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).
Edith E. Holiday (1952) Lead
Independent
Trustee
Trustee since
1996 and Lead
Independent
Trustee
since 2007
115 Hess Corporation (exploration of oil
and gas) (1993-present); Santander
Holdings USA (holding company)
(2019-present); and formerly ,
Santander Consumer USA
Holdings, Inc. (consumer finance)
(2016-2023), Canadian National
Railway (railroad) (2001-2021),
White Mountains Insurance Group,
Ltd. (holding company) (2004-
2021), RTI International Metals,
Inc. (manufacture and distribution
of titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly , Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
J. Michael Luttig (1954) Trustee Since 2009 115 Boeing Capital Corporation (aircraft financing) (2006-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Counselor and Special Advisor to the CEO and Board of Directors of the Coca-Cola Company (beverage company) (2021-present); and
formerly , Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (2019-2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing
Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).
David W. Niemiec (1949) Trustee Since 2005 26 Hess Midstream LP (oil and
gas midstream infrastructure)
(2017-present).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly , Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).
Independent Board Members
(continued)

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Interested Board Members and Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Larry D. Thompson (1945) Trustee Since 2005 115 Graham Holdings Company
(education and media organization)
(2011-2021); The Southern
Company (energy company)
(2014-2020; previously 2010-
2012) and Cbeyond, Inc. (business
communications provider) (2010-
2012).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly , Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-2020); Executive Vice President - Government Affairs, General
Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General
Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of
Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Constantine D. Tseretopoulos
(1954)
Trustee Since 1999 17 None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly , Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-
1985).
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Gregory E. Johnson
2
(1961)
Chairman of the
Board, Vice
President
and Trustee
Chairman of the
Board and Vice
President since
2023 and Trustee
since 2007
124 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton fund complex; Vice Chairman,
Investment Company Institute; and formerly , Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources, Inc.
Rupert H. Johnson, Jr.
3
(1940)
Trustee Since 2013 115 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton fund complex.
Independent Board Members
(continued)

Templeton Emerging Markets Fund

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Annual Report
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
1. Information is for the calendar year ended December 31, 2024, unless otherwise noted. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.
2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.
3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member
1
Other Directorships Held
During at Least the Past 5 Years
Bjorn A. Davis (1965) Chief
Compliance
Officer
Since October 2024 Not Applicable Not Applicable
100 First Stamford Place
Stamford, CT 06902
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Global Regulatory Compliance US Advisory Services; Chief Compliance Officer, Franklin Advisers, Inc.,
Franklin Mutual Advisers LLC, Franklin Templeton Institutional LLC, Templeton Investment Counsel LLC and Templeton Global Advisors
Limited (since 2023); formerly , Director, Franklin Templeton Global Regulatory Compliance; Chief Compliance Officer, K2 Advisors, LLC and
K2/D&S Management Co., LLC (2011 - 2023).
Susan Kerr (1949) Vice President –
AML Compliance
Since 2021 Not Applicable Not Applicable
One Madison Avenue
New York, NY 10010
Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti
Money Laundering Compliance Officer; Senior Compliance Officer, Franklin Distributors, LLC; and officer of certain funds in the Franklin
Templeton fund complex.
Christopher Kings (1974) Chief Executive
Officer - Finance
and Administration
Since 2024 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton fund complex.
Manraj S. Sekhon (1969) President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
7 Temasek Blvd.,
Suntec Tower 1, #38-03
Singapore 038987
Principal Occupation During at Least the Past 5 Years:
Chief Investment Officer, Franklin Templeton Emerging Markets Equity; and officer of certain funds in the Franklin Templeton fund complex.
Navid J. Tofigh (1972) Vice President
and Secretary
Vice President since
2015 and Secretary
since 2023
Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton fund complex.
Jeffrey W. White (1971) Chief Financial
Officer, Chief
Accounting Officer
and Treasurer
Since 2024 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chief Financial Officer, Chief Accounting Officer & Treasurer and officer of certain funds in the Franklin Templeton fund complex; and formerly ,
Director and Assistant Treasurer within Franklin Templeton Global Fund Tax and Fund Administration and Financial Reporting (2017-2023).
Interested Board Members and Officers
(continued)

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of
Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the
Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.
Interested Board Members and Officers
(continued)

Templeton Emerging Markets Fund
Shareholder Information

franklintempleton.com
Annual Report
Board Approval of Investment
Management Agreements
(unaudited)
TEMPLETON EMERGING MARKETS FUND
(Fund)
At an in-person meeting held on May 29, 2025 (Meeting), the
Board of Trustees (Board) of the Fund, including a majority
of the trustees who are not “interested persons” as defined
in the Investment Company Act of 1940 (Independent
Trustees), reviewed and approved the continuance of the
investment management agreement between Templeton
Asset Management Ltd. (TAML) and the Fund and the
investment sub-advisory agreement between TAML and
Franklin Templeton Investment Management Limited (Sub-
Adviser), an affiliate of TAML, on behalf of the Fund (each a
Management Agreement) for an additional one-year period.
The Independent Trustees received advice from and met
separately with Independent Trustee counsel to consider
the renewal of each Management Agreement. TAML and the
Sub-Adviser are each referred to herein as a Manager.
In considering the continuance of each Management
Agreement, the Board reviewed and considered information
provided by each Manager at the Meeting and throughout
the year at meetings of the Board and its committees. The
Board also reviewed and considered information provided
in response to a detailed set of requests for information
submitted to each Manager by Independent Trustee counsel
on behalf of the Independent Trustees in connection with
the annual contract renewal process. In addition, prior to the
Meeting, the Independent Trustees held a virtual contract
renewal meeting at which the Independent Trustees first
conferred amongst themselves and Independent Trustee
counsel about contract renewal matters, and then met with
management to request additional information that the
Independent Trustees also considered prior to and at the
Meeting. The Board further considered all of the factors
it deemed relevant in approving the continuance of each
Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each
Manager; (ii) the investment performance of the Fund; (iii)
the costs of the services provided and profits realized by
each Manager and its affiliates from the relationship with
the Fund; (iv) the extent to which economies of scale are
realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.
In approving the continuance of each Management
Agreement, the Board, including a majority of the
Independent Trustees, determined, through the exercise of
its business judgment, that the terms of the Management
Agreement are fair and reasonable and that the continuance
of the Management Agreement is in the best interests of the
Fund and its shareholders. While attention was given to all
information furnished, the following discusses some primary
factors relevant to the Board’s determination.
Nature, Extent and Quality of Services
The Board reviewed the information it received regarding
the nature, extent and quality of investment management
services provided by each Manager and its affiliates to the
Fund and its shareholders. This information included, among
other things, the qualifications, background and experience
of the senior management and investment personnel of each
Manager, as well as information on succession planning
where appropriate; the structure of investment personnel
compensation; oversight of third-party service providers;
investment performance reports and related financial
information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder
services; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its
affiliates; and management fees charged by each Manager
and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts
where relevant. The Board acknowledged the ongoing
integration of acquired third-party fund families into the
Franklin Templeton (FT) family of funds and management’s
continued development of strategies to address evolving
changes in domestic policy and continuing geopolitical
concerns. The Board noted recent actions that it took at
its February 2025 meeting, including the authorization of a
managed distribution plan pursuant to which the Fund will
make quarterly distributions to shareholders at the fixed rate of $0.22 per share and the approval of an open-market share
repurchase program that authorizes the Fund to purchase,
from time to time, up to 10% of the Fund’s common shares
in open-market transactions, at the discretion of the
management.
The Board also reviewed and considered the benefits
provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’
parent, and its commitment to the mutual fund business
as evidenced by its continued reassessment of the fund
offerings in response to FT acquisitions and the market

Templeton Emerging Markets Fund
Shareholder Information

franklintempleton.com
Annual Report
environment, as well as its evaluation of ways to incorporate private assets into more traditional investment vehicles. The
Board specifically noted FT’s commitment to technological
innovation and advancement, including its continued focus
on developing potential use cases for tokenization and the
blockchain and the use of artificial intelligence tools to help streamline day-to-day tasks.
Following consideration of such information, the Board
was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and
its shareholders.
Fund Performance
The Board reviewed and considered the performance results
of the Fund over various time periods ended December
31, 2024. The Board considered the performance returns
for the Fund in comparison to the performance returns of
mutual funds deemed comparable to the Fund included in
a universe (Performance Universe) selected by Broadridge
Financial Solutions, Inc. (Broadridge), an independent
provider of investment company data. The Board received a
description of the methodology used by Broadridge to select
the mutual funds included in a Performance Universe. The
Board also reviewed and considered Fund performance
reports provided and discussions that occurred with
portfolio managers at Board meetings throughout the year.
A summary of the Fund’s performance results is below.
Such results are based on net asset value without regard to
market discounts or premiums.
The Performance Universe for the Fund included the Fund
and all leveraged closed-end emerging markets funds.
The Board noted that the Fund’s annualized total return for
the one-, three-, five- and 10-year periods was above the
median of its Performance Universe. The Board discussed
with management the small size of the Fund’s Performance
Universe, which included only the Fund and one other
leveraged closed-end emerging markets fund (peer fund),
and that therefore no quintile information was provided for
the Fund. The Board noted that the Fund outperformed its
peer fund seven of the 10 calendar years ended December
31, 2024. The Board concluded that the Fund’s performance
was satisfactory.
Comparative Fees and Expenses
The Board reviewed and considered information regarding
the Fund’s actual total expense ratio and its various
components, including, as applicable, management fees;
underlying fund expenses; investment-related expenses;
and other non-management fees. The Board considered the
actual total expense ratio and, separately, the contractual
management fee rate, without the effect of fee waivers,
if any (Management Rate) of the Fund in comparison to
the median expense ratio and median Management Rate,
respectively, of other mutual funds deemed comparable to
and with a similar expense structure to the Fund selected by
Broadridge (Expense Group). Broadridge fee and expense
data is based upon information taken from each fund’s
most recent annual or semi-annual report, which reflects
historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.
While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase
as assets decline and decrease as assets grow, the Board
believed the independent analysis conducted by Broadridge
to be an appropriate measure of comparative fees and
expenses. The Broadridge Management Rate includes
administrative charges. The Board received a description of
the methodology used by Broadridge to select the mutual
funds included in the Expense Group.
The Expense Group for the Fund included the Fund and one
other leveraged closed-end emerging markets fund. The
Board noted the small size of the Fund’s Expense Group,
which included only the two funds, and that therefore no
quintile information was provided for the Fund. The Board
further noted that, of the two funds in the Expense Group,
the Fund’s Management Rate was the more expensive, but
its actual total expense ratio was the less expensive. The
Board also noted that, effective March 1, 2025, the Fund’s
Management Rate was reduced by 5 basis points at each
breakpoint tier. The Board noted that the Fund’s Sub-
Adviser is paid by TAML out of the management fee TAML
receives from the Fund and that the allocation of the fee
between TAML and the Sub-Adviser reflected the services
provided by each to the Fund. The Board concluded that the
Management Rate charged to the Fund and the sub-advisory
fee paid to the Sub-Adviser are reasonable.
Profitability
The Board reviewed and considered information regarding
the profits realized by TAML and its affiliates in connection with the operation of the Fund. In this respect, the Board
considered the Fund profitability analysis that addresses
the overall profitability of FT’s US fund business, as well
as its profits in providing investment management and
other services to each of the individual funds during the
12-month period ended September 30, 2024, being the
most recent fiscal year-end for FRI. The Board noted that
although management continually makes refinements to its
methodologies used in calculating profitability in response
to organizational and product-related changes, the overall
methodology has remained consistent with that used in the
Fund’s profitability report presentations from prior years.

Templeton Emerging Markets Fund
Shareholder Information

franklintempleton.com
Annual Report
The Board also noted that an independent registered public
accounting firm has been engaged to periodically review and
assess the allocation methodologies to be used solely by the
Fund’s Board with respect to the profitability analysis.
The Board noted management’s belief that costs incurred
in establishing the infrastructure necessary for the type
of mutual fund operations conducted by each Manager
and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as
well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board
considered management’s outsourcing of certain operations,
which effort has required considerable up-front expenditures by each Manager, but over the long run is expected to result in greater efficiencies. The Board also noted management’s
expenditures in improving shareholder services provided
to the Fund, as well as the need to implement systems and
meet additional regulatory and compliance requirements
resulting from recent US Securities and Exchange
Commission and other regulatory requirements.
The Board also considered the extent to which each
Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth,
as well as increased leverage with service providers and
counterparties. Based upon its consideration of all these
factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board reviewed and considered the extent to which
each Manager may realize economies of scale, if any, as
the Fund grows larger and whether the Fund’s management
fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that each Manager’s
ability to realize economies of scale and the sharing of
such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the
continuous sale of its shares. A closed-end fund, such as
the Fund, does not continuously offer shares, and growth
following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While
believing economies of scale to be less of a factor in the
context of a closed-end fund, the Board believes at some
point an increase in size may lead to economies of scale
that would be shared with the Fund and its shareholders and
intends to monitor future growth of the Fund accordingly. The
Board noted the existence of management fee breakpoints,
which operate generally to share any economies of scale
with the Fund’s shareholders by reducing the Fund’s
effective management fees as the Fund grows in size. The
Board considered the Managers’ view that any analyses of
potential economies of scale in managing a particular fund
are inherently limited in light of the joint and common costs and investments each Manager incurs across the FT family
of funds as a whole. The Board noted that the Fund does
not currently have an asset size that would likely enable
the Fund to achieve economies of scale, but concluded
that to the extent economies of scale may be realized by
each Manager and its affiliates, the Fund’s management fee
structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.
Conclusion
Based on its review, consideration and evaluation of all
factors it believed relevant, including the above-described
factors and conclusions, the Board unanimously approved
the continuance of each Management Agreement with each
Manager for an additional one-year period.
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Schedule of Investments
The Fund files a complete consolidated statement of
investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each
fiscal year as an exhibit to its report on Form N-PORT.
Shareholders may view the filed Form N-PORT by visiting
the Commission’s website at sec.gov. The filed form may
also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding
the operations of the Public Reference Room may be
obtained by calling (800) SEC-0330.

franklintempleton.com
Not part of the Annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
1. Equiniti Trust Company, LLC ("Equiniti"), will act as Plan
Administrator and will open an account for participating
shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as
that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after Equiniti receives the authorization duly executed by such participant.
2. Whenever Templeton Emerging Markets Fund (the
“Fund”) declares a distribution from capital gains or an
income dividend payable in either cash or shares of the
Fund (“Fund shares”), if the market price per share on the
valuation date equals or exceeds the net asset value per
share, participants will receive such dividend or distribution entirely in Fund shares, and Equiniti shall automatically
receive such Fund shares for participant accounts including
aggregate fractions. The number of additional Fund shares
to be credited to participant accounts shall be determined
by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participating holders by the net asset value per share of the Fund shares on the
valuation date, provided that the Fund shall not issue such
shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for
such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if
the Fund’s net asset value per share exceeds the market
price per share on the valuation date, Equiniti shall apply
the amount of such dividend or distribution payable to
participants to the purchase of Fund shares on the open
market (less their pro rata share of trading fees incurred
with respect to open market purchases in connection
with the reinvestment of such dividend or distribution). If, before Equiniti has completed its purchases, the market
price exceeds the net asset value per share, the average
per share purchase price paid by Equiniti may exceed
the net asset value of the Fund’s shares, resulting in the
acquisition of fewer shares than if the dividend or capital
gains distribution had been paid in shares issued by the
Fund at net asset value per share. Such purchases will be
made promptly after the payable date for such dividend or
distribution, and in no event more than 30 days after such
date except where temporary curtailment or suspension of
purchase is necessary to comply with applicable provisions
of the Federal securities laws.
4. A participant has the option of submitting additional
payments to Equiniti, in any amounts of at least $100, up
to a maximum of $5,000 per month, for the purchase of
Fund shares for his or her account. These payments may
be made electronically through Equiniti at www.equiniti.
com or by check payable to “Equiniti Trust Company, LLC”
and sent to Equiniti Trust Company, LLC, P.O. Box 922,
Wall Street Station, New York, NY 10269-0560, Attention:
Templeton Emerging Markets Fund. Equiniti shall apply such
payments (less a $5.00 service charge and less a pro rata
share of trading fees) to purchases of Fund shares on the
open market, as discussed below in paragraph 6. Equiniti
shall make such purchases promptly on approximately the
15th of each month or, during a month in which a dividend
or distribution is paid, beginning on the dividend payment
date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal
securities laws. Any voluntary payment received less than
two business days before an investment date shall be
invested during the following month unless there are more
than 30 days until the next investment date, in which case
such payment will be returned to the participant. Equiniti
shall return to the participant his or her entire voluntary
cash payment upon written notice of withdrawal received by
Equiniti not less than 48 hours before such payment is to be invested. Such written notice shall be sent to Equiniti by the participant, as discussed below in paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price, delivery
and otherwise as Equiniti shall determine. Participant funds held by Equiniti uninvested will not bear interest, and it is understood that, in any event, Equiniti shall have no liability in connection with any inability to purchase Fund shares
within 30 days after the payable date for any dividend or
distribution as herein provided, or with the timing of any
purchases effected. Equiniti shall have no responsibility

franklintempleton.com
Not part of the Annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
as to the value of the Fund shares acquired for participant
accounts. For the purposes of purchases in the open market,
Equiniti may aggregate purchases with those of other
participants, and the average price (including trading fees) of all shares purchased by Equiniti shall be the price per share allocable to all participants.
7. Equiniti will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired
pursuant to this Plan, in its name or that of its nominee.
Equiniti will forward to participants any proxy solicitation material and will vote any shares so held for participants
only in accordance with the proxies returned by participants to the Fund. Upon written request, Equiniti will deliver to
participants, without charge, a certificate or certificates for all or a portion of the full shares held by Equiniti.
8. Equiniti will confirm to participants each acquisition made for an account as soon as practicable but not later than
ten business days after the date thereof. Equiniti will send to participants a detailed account statement showing total
dividends and distributions, date of investment, shares
acquired and price per share, and total shares of record
for the account. Although participants may from time to
time have an undivided fractional interest (computed to
three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends
and distributions on fractional shares will be credited to
participant accounts. In the event of termination of an
account under the Plan, Equiniti will adjust for any such
undivided fractional interest in cash at the market price of the
Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by Equiniti for participants will be
credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to
purchase additional Fund shares or other securities, Equiniti will sell such rights and apply the proceeds of the sale to
the purchase of additional Fund shares for the participant
accounts. The shares held for participants under the Plan
will be added to underlying shares held by participants in
calculating the number of rights to be issued.
10. Equiniti’s service charge for capital gains or income
dividend purchases will be paid by the Fund when shares
are issued by the Fund or purchased on the open market.
Equiniti will deduct a $5.00 service charge from each
voluntary cash payment. Participants will be charged a pro
rata share of trading fees on all open market purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by
notifying Equiniti in writing. Such withdrawal or termination will be effective immediately if notice is received by Equiniti not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will
be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be
terminated by Equiniti or the Fund upon 90 days’ notice
in writing mailed to participants. Upon any withdrawal or
termination, Equiniti will cause a certificate or certificates for the full shares held by Equiniti for participants and cash adjustment for any fractional shares (valued at the market
value of the shares at the time of withdrawal or termination)
to be delivered to participants, less any trading fees.
Alternatively, a participant may elect by written notice to
Equiniti to have Equiniti sell part or all of the shares held for him and to remit the proceeds to him. Equiniti is authorized to deduct a $15.00 service charge and a $0.12 per share
trading fee for this transaction from the proceeds. If a
participant disposes of all shares registered in his name on the books of the Fund, Equiniti may, at its option, terminate the participant’s account or determine from the participant
whether he wishes to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by Equiniti or the Fund at any time or times,
except when necessary or appropriate to comply with
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
Equiniti receives written notice of the termination of a
participant account under the Plan. Any such amendment
may include an appointment by Equiniti in its place and
stead of a successor Plan Administrator under these terms
and conditions, with full power and authority to perform all or any of the acts to be performed by Equiniti under these
terms and conditions. Upon any such appointment of a
Plan Administrator for the purpose of receiving dividends
and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account,
all dividends and distributions payable on Fund shares
held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as
provided in these terms and conditions.

franklintempleton.com
Not part of the Annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
13. Equiniti shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the
accuracy of all services performed under this Agreement
and to comply with applicable law, but shall assume no
responsibility and shall not be liable for loss or damage
due to errors unless such error is caused by Equiniti’s
negligence, bad faith or willful misconduct or that of its
employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given
or made by the participant to Equiniti shall be in writing
addressed to Equiniti Trust Company, LLC, P.O. Box 922,
Wall Street Station, New York, NY 10269- 0560, Attention:
Templeton Emerging Markets Fund, or www.equiniti.com or
such other address as Equiniti shall furnish to the participant, and shall have been deemed to be given or made when
received by Equiniti.
15. Any notice or other communication which by any
provision of the Plan is required to be given by Equiniti to the participant shall be in writing and shall be deemed to have
been sufficiently given for all purposes by being deposited
postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on
Equiniti’s records. The participant agrees to notify Equiniti promptly of any change of address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLEMF-A 10/25
© 2025 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Templeton Emerging Markets Fund
Investment Manager Transfer Agent Fund Information
Templeton Asset
Management Ltd.
Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Number: (718) 921-8124
Hearing Impaired International Number:
(718) 921-8386
www.equiniti.com
(800) DIAL BEN
®
/
342-5236

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Ann Torre Bates and David W. Niemiec possess the technical attributes identified in Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and has designated Ann Torre Bates and David W. Niemiec as the Audit Committee’s financial experts. Ann Torre Bates and David W. Niemiec are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2024 and August 31, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,545 in August 31, 2024 and $47,840 in August 31, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in August 31, 2024 and $0 in August 31, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in August 31, 2024 and $10,000 in August 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee were $140,000 in August 31, 2024 and $0 in August 31, 2025. The services for which these fees were paid included global access to tax platform International Tax View.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in August 31, 2024 and $0 in August 31, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Registrant’s Audit Committee is directly responsible for approving the services to be provided by the Auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Registrant by the Auditors;

(iii) pre-approval of all non-audit related services to be provided by the Auditors to the Registrant and the Service Affiliates where the non-audit services relate directly to the operations or financial reporting of the Registrant; and

(iv) establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the Auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of Audit Committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $140,000 in August 31, 2024 and $200,966 in August 31, 2025.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

David W. Niemiec

Ann Torre Bates

J. Michael Luttig

Terrence J. Checki

Constantine D. Tseretopoulos

(b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

FRANKLIN TEMPLETON EMERGING MARKETS EQUITY GROUP

Proxy Voting Policies & Procedures

An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Templeton Emerging Markets Equity Group, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Managers may consider Glass Lewis’s proxy voting guidelines, ISS’s guidelines, and TGEG’s custom sustainability guidelines, where appropriate. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s guidelines’’ or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

In addition, the Investment Managers may request in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions; however, there is no obligation or inference for the Investment Manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and make their best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of issues throughout the year.

THE PROXY GROUP

The Proxy Group’s ‘full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY ADMINISTRATION PROCEDURES

Situations Where Proxies Are Not Voted

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy they receive for all domestic and foreign securities.

However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment

Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Emerging Markets Equity Group, which includes the following Investment Managers:

Franklin Templeton Investment Management Limited Templeton Asset Management Ltd.

Franklin Templeton Investments (ME) Limited

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of August 31, 2025, the portfolio managers of the Fund are as follows:

Chetan Sehgal CFA, Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management

Mr. Sehgal has been a portfolio manager of the emerging markets equity portion of the Fund since March 2017. He joined Franklin Templeton Investments in 1995.

Andrew Ness, ASIP, Portfolio Manager of FTIML

Mr. Ness has been portfolio manager of the Fund since April 2021. He joined Franklin Templeton in 2018.

Messrs. Sehgal and Ness are jointly and primarily responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

ASIP stands for Associate of the United Kingdom Society for Investment Professionals (now CFA Society of the United Kingdom).

(a)(2) This section reflects information about the portfolio manager as of the fiscal year ended August 31, 2025.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)1	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Chetan Sehgal	5	2,425.9	13	7,352.4	3[2]	1,007.7
Andrew Ness	4	2,081.0	8	5,470.5	2[2]	821.6

1The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

2Of these accounts, Messrs. Sehgal and Ness both manage one other account with $821.3 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Chetan Sehgal	None
Andrew Ness	None

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered Fund; however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
September 1 – September 28, 2024	11,670	$12.86	11,670	699,156
October 1 – October 31, 2024	36,589	$13.30	36,589	662,567
November 1 – November 30, 2024	31,078	$12.78	31,078	631,489
December 1 – December 31, 2024	56,108	$12.43	56,108	575,381
January 1 – January 31, 2025	52,433	$12.11	52,433	522,948
February 1 – February 28, 2025	56,509	$12.84	56,509	466,439
March 1 – March 31, 2025	30,161	$12.95	30,161	436,278
April 1 – April 30, 2025	28,751	$11.94	28,751	407,527
May 1 – May 31, 2025	18,407	$13.35	18,407	389,120
June 1 – June 30, 2025	5,518	$13.74	5,518	383,602
July 1 – July 31, 2025	-	-	-	383,602
August 1 – August 31, 2025	-	-	-	383,602
Total	327,224		327,224

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s chief executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	During the period covered by this report, the Registrant transitioned to a new third-party service provider who performs certain accounting and administrative services for the Registrant that are subject to Franklin Templeton’s oversight.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company.

Securities lending agent The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, JP Morgan Chase Bank serves as the Fund’s securities lending agent.

For the year ended August 31, 2025, the income earned by the Fund as well as the fees and/or compensation paid by the Fund in dollars pursuant to a securities lending agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

Gross income earned by the Fund from securities lending activities	$10,799
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$316
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	-
Administrative fees not included in a revenue split	-
Indemnification fees not included in a revenue split	-
Rebate (paid to borrower)	$6,862
Other fees not included above	$28
Aggregate fees/compensation paid by the Fund for securities lending activities	$7,206
Net income from securities lending activities	$3,593

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Templeton Emerging Markets Fund

By:	/s/ Christopher Kings
Christopher Kings
Chief Executive Officer – Finance and Administration

Date:	October 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Kings
Christopher Kings
Chief Executive Officer – Finance and Administration

Date:	October 29, 2025

By:	/s/ Jeffrey White
Jeffrey White
Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:	October 29, 2025